




AllegianceBancshares, Inc.

NASDAQ: ABTX
Investor Presentation
December 2015

Safe Harbor Statement

- "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance and its subsidiaries. These statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include the information concerning Allegiance's future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance's control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; continue to sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in the Company's prospectus, filed with the Securities and Exchange Commission on October 8, 2015 pursuant to Rule 424(b)(4) under the Securities Act of 1933 relating to the Company's Registration Statement on Form S-1, as amended (Registration No. 333-206536) that was declared effective by the SEC on October 7, 2015, and other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of the website at www.allegiancebank.com. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which it is made. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Allegiance Bancshares, Inc. Overview

- Holding company for Allegiance Bank based in Houston, Texas
- Successful completion of Initial Public Offering on October 7, 2015
- IPO Net Proceeds of $57.2 million
- NASDAQ Ticker: ABTX
- Founded in 2007 by George Martinez and Steve Retzloff
- Senior management previously founded and held leadership positions at Sterling Bancshares, Inc. until 2006
- 16 full service banking locations within the Houston MSA and $2.0 billion in total assets as of September 30, 2015
- Super-community banking model
- Strong organic growth: Opened 8 de novo branches in 7 years
- Two acquisitions completed:
  - 2013: Independence Bank with $222.1 million in total assets
  - 2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets

AllegianceBank
We Practice What We Pledge.


Houston

Organic Growth and Acquisitions

Our Growth Strategy and Attributes

Organic Growth:

- History of organic growth focused on *de novo* branching and hiring the right people
- Significant market penetration is a focus of our super-community banking model
- Ability to integrate cultures and organically grow acquired franchises

Acquisitions:

- Management team with extensive experience assessing, executing, and integrating acquisitions within the Houston MSA
- Successful acquisition in 2013 of Independence Bank and 2015 of Enterprise Bank
- Emphasis on excellent asset quality and compatible customer base

Our Houston Franchise



De Novo
Independence
Enterprise
Independence: $222.1M of Total Assets, $132.4M of Loans and $199.4M of Deposits
Enterprise: $569.7M of Total Assets, $410.2M of Loans and $488.9M of Deposits
Houston
Spring
Cypress
Humble
Atascocita
Cinco Ranch
Mission Bend
Sugar Land
Richmond
Rosenberg
Pasadena
South Houston
Pearland
Friendswood
Baytown
La Porte
Channelview
Monaville
Pattison
Simonton
Fulshear
Orchard
Wallis
East Bernard
Pine Island
Waller
Magnolia
Fresno

Note: Not pictured Enterprise Rosebud and Mart branches.

In our short history, Allegiance has become the 4th largest Bank Holding Company headquartered in the Houston MSA(1)

Source: SNL Financial.

(1) Based on total assets as of September 30, 2015.

AllegianceBancshares, Inc.

Experienced Leadership

      

	George Martinez	Steve Retzloff	Ray Vitulli	Daryl Bohls	Larry Lehman	Okan Akin	Valerie Gibbs
	Chairman – Allegiance Bancshares CEO – Allegiance Bank	President – Allegiance Bancshares Chairman – Allegiance Bank	EVP – Allegiance Bancshares President – Allegiance Bank	EVP – Allegiance Bancshares CCO – Allegiance Bank	EVP & CFO – Allegiance Bancshares CFO – Allegiance Bank	CAO – Allegiance Bank	Chief C&I Officer - Allegiance Bank
Allegiance	Co-founded in 2007	Co-founded in 2007	Joined in 2007	Joined in 2007	Joined in 2013	Joined in 2013	Joined in 2015
Houston Banking	41 Years	28 Years	25 Years	35 Years	31 Years	18 Years	33 Years
Previous Experience	▪ Sterling Bank Co-founded in 1974	▪ Sterling Bank ▪ Retzloff Industries	▪ Sterling Bank ▪ Charter National Bank	▪ Sterling Bank ▪ Bank of Almeda	▪ Cadence Bancorp ▪ Amegy Bank	▪ Independence Bank ▪ Sterling Bank	▪ Bank of Texas ▪ Amegy Bank ▪ Sterling Bank
Education	▪ Rice University	▪ Georgia Tech ▪ Wake Forest (MBA)	▪ University of Texas	▪ University of Texas ▪ Sam Houston St (MBA)	▪ Texas A&M University	▪ University of Houston (MBA)	▪ Auburn University

Collectively, the Management team has over 210 years of banking experience serving the Houston MSA

Our Super-community Banking Strategy

Strategy

- Focus on Small and Medium-Sized Owner-Operated Businesses
- Responsive Decision-Making by Empowered Lenders
- Full-Service Bank Locations
- Centralized Credit Administration
- Experienced Central Operations Staff

Structure

AllegianceBancshares, Inc.

- Scalable Platform
- Effective Centralized Operations

Results

- Extraordinary Customer Experience
- Favorable Loan Yields and Deposit Relationships
- High Net Interest Margin
- Strong Credit Quality
- Enhanced Efficiency and Profitability

Financial Highlights

($ in millions, except EPS)	Three-months ended, 9/30/2015	Three-months ended, 6/30/2015	% Change	Nine-months ended, 9/30/2015	Nine-months ended, 9/30/2014	% Change
Profitability						
Earnings per Common Share, Diluted	$ 0.40	$ 0.36	11.1%	$ 1.10	$ 0.94	17.0%
Net Interest Income	$ 20.4	$ 19.7	3.4%	$ 58.9	$ 34.2	72.0%
Provision for Loan Losses	1.5	1.4	7.7%	3.6	1.7	120.2%
Noninterest Income	1.2	0.9	26.8%	3.0	1.9	56.5%
Noninterest Expense	13.9	13.4	3.6%	40.9	24.0	70.3%
Net Income	4.2	3.9	8.7%	11.6	6.7	72.6%
Net Income Attributable to Common Stockholders	4.0	3.6	11.7%	11.0	6.7	64.3%
Net Interest Margin (FTE)	4.61%	4.79%		4.71%	4.30%	
Efficiency Ratio	65.04%	64.90%		66.31%	66.41%	
Balance Sheet						
Assets	$ 2,012.4	$ 1,945.2	3.5%	$ 2,012.4	$ 1,238.3	62.5%
Gross Loans (including loans held for sale)	1,616.4	1,561.7	3.5%	1,616.4	964.9	67.5%
Deposits	1,656.5	1,625.3	1.9%	1,656.5	1,105.7	49.8%
Preferred Stock	-	11.6	(100.0%)	-	-	-
Total Stockholder's Equity	196.0	201.8	(2.9%)	196.0	118.4	65.6%
Equity to Assets	9.74%	10.38%		9.74%	9.56%	
Asset Quality						
Nonperforming Assets to Total Assets	0.31%	0.32%		0.31%	0.21%	
Nonperforming Loans to Total Loans	0.38%	0.37%		0.38%	0.27%	
Allowance for Loan Losses to Nonperforming Loans	181.15%	180.22%		181.15%	295.87%	
Allowance for Loan Losses to Total Loans	0.69%	0.66%		0.69%	0.80%	
Net Charge-offs to Average Loans (Annualized)	0.16%	0.01%		0.05%	0.08%	

Source: SNL Financial, S-1 filing dated August 24, 2015, Earnings Press Release dated October 30, 2015, and 10-Q filing dated November 20, 2015.

Historical Balance Sheet Growth



Asset Growth
($ in millions)
Assets
Independence(1)
F&M Bancshares(2)
Total Assets CAGR: 36.3%
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$428
$616
$774
$1,165
$1,280
$2,012
2010
2011
2012
2013
2014
Q3 2015

Since inception in 2007, we have grown total assets to $2.0 billion, which ranks 6th out of 170 banks founded in that year as of September 30, 2015

Source: SNL Financial, S-1 filing dated August 24, 2015, and 10-Q filing dated November 20, 2015.
(1) The Independence acquisition added $222.1 million of assets in 2013.
(2) The F&M Bancshares acquisition added $569.7 million of assets in 2015.

Continued Organic Loan Growth

Loan Growth



($ in millions)
Loans
Acquired Loans
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
CAGR: 38.1% / Organic CAGR: 30.2%
$322
$463
$577
$837
$132
$1,002
$1,616
$410
2010
2011
2012
2013
2014
Q3 2015

Loan Composition (as of September 30, 2015)



Approximately 53% of CRE is owner occupied
CRE Construction, 9.4%
1-4 Family Residential, 11.5%
Residential Construction, 5.9%
Consumer & Other, 0.8%
Loans held for sale, 1.7%
C&I, 22.7%
Mortgage warehouse, 4.1%
CRE (including multi-family), 44.0%

Loan Portfolio (as of September 30, 2015)

Loans held for sale	$	27.0
C&I		367.3
Mortgage warehouse		65.9
CRE (including multi-family)		710.9
CRE Construction		151.4
1-4 Family Residential		185.5
Residential Construction		95.2
Consumer & Other		13.2
Gross Loans	**$**	**1,616.4**

Source: S-1 filing dated August 24, 2015 and 10-Q filing dated November 20, 2015.

AllegianceBancshares, Inc.

Strong Credit Quality

- Allowance for loan losses was $11.2 million, or 0.69% of loans and 181.2% of nonperforming loans, as of September 30, 2015
  - Excluding the F&M transaction, the allowance for loan losses would have been 0.87% of loans
- Nonperforming assets were $6.3 million, or 0.31% of total assets, as of September 30, 2015
- Less than 2.5% of our loan portfolio has exposure to the energy industry and none is oil reserve/production-based

NPLs / Total Loans(1)



US
Texas
ABTX
3.19%
1.62%
0.59%
3.27%
1.53%
0.02%
2.93%
1.31%
0.94%
2.39%
1.12%
0.31%
1.95%
0.94%
0.32%
1.74%
0.92%
0.38%
2010
2011
2012
2013
2014
Q3 2015

NCOs / Avg. Loans(1)



US
Texas
ABTX
0.83%
0.38%
0.29%
0.69%
0.30%
0.25%
0.50%
0.24%
0.25%
0.34%
0.18%
0.02%
0.23%
0.13%
0.06%
0.14%
0.10%
0.05%
2010
2011
2012
2013
2014
YTD 2015 (2)

Source: SNL Financial, S-1 filing dated August 24, 2015, and 10-Q filing dated November 20, 2015.
(1) US and Texas peer groups are calculated as an average for all regulated depository commercial banks.
(2) YTD 2015 results for NCOs are for the nine month period ended September 30, 2015 annualized.

Improved Deposit Sourcing and Composition

- Average cost of deposits was 0.43% for the nine months-ended September 30, 2015 annualized

Deposit Composition



Noninterest-bearing Demand 33.8%
Interest-bearing Demand 5.7%
Certificates and Other Time 33.0%
Money Market and Savings 27.5%

Deposit Growth



($ in millions)
Deposits
Acquired Deposits
Noninterest-bearing %
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Total Deposits
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
Noninterest-bearing Deposits (%)
CAGR: 34.0% / Organic CAGR: 25.0%
$383
$563
$704
$1,045
$199
$1,134
$1,657
$489
20.1%
26.0%
30.8%
31.1%
33.0%
33.8%
2010
2011
2012
2013
2014
Q3 2015

Source: S-1 filing dated August 24, 2015 and 10-Q filing dated November 20, 2015.

AllegianceBancshares, Inc.

Net Interest Income Growth and Improved Efficiency

Net Interest Income and Net Interest Margin

($ in thousands)



Net Interest Income
NIM
CAGR: 34.8%
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
Net Interest Income
Net Interest Margin
$15,380
$21,198
$29,126
$33,891
$46,834
$58,911
4.24%
4.33%
4.44%
4.19%
4.32%
4.71%
2010
2011
2012
2013
2014
YTD 2015 (1)

Efficiency Ratio



80.0%
75.0%
70.0%
65.0%
77.6%
74.4%
69.0%
69.2%
67.7%
66.3%
2010
2011
2012
2013
2014
YTD 2015 (1)

Source: S-1 filing dated August 24, 2015 and 10-Q filing dated November 20, 2015.

(1) YTD 2015 results for Net Interest Margin and Efficiency Ratio are for the nine month period ended September 30, 2015 annualized.

Exceptional Earnings Growth and Performance

Net Income Growth

($ in millions)



Net Income Attributable to Common Stockholders
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
CAGR: 46.1%
$2.0
$3.0
$4.6
$6.8
$9.0
$11.0
2010
2011
2012
2013
2014
YTD 2015

ROATCE and ROAA



ROATCE
ROAA
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
4.76%
6.30%
7.38%
9.22%
8.70%
10.16%
0.53%
0.60%
0.65%
0.78%
0.75%
0.82%
2010
2011
2012
2013
2014
YTD 2015 (1)

Source: S-1 filing dated August 24, 2015 and 10-Q filing dated November 20, 2015.

(1) YTD 2015 results for ROATCE and ROAA are for the nine month period ended September 30, 2015 annualized.

Dynamic Houston Market

- 5th largest MSA in the U.S. with over 6.2 million people
- 2nd largest home to Fortune 500 companies in the U.S. with 24
- Increasingly diversified economy including the Port of Houston and Texas Medical Center
- Unemployment rate of 4.5% compared to 5.5% rate in the U.S. as of June 2015

Source: Greater Houston Partnership and BLS.

Year Over Year Industry Employment Growth



Leisure and hospitality 7.0
Education and health services 4.4
Professional and business services 3.2
Information 3.0
Trade, transportation, and utilities 2.3
Government 2.0
Construction 1.1
Other services 0.8
Mining and logging (1.0)
Financial Activities (2.2)
Manufacturing (2.6)
Energy
(4) (2) 0 2 4 6 8
Jobs added (000s)

Source: BLS, September 2015.

Indexed Job Growth Since the "Great Recession"



Houston
TX
NY
IL
CA
MI
FL
National
120.0%
115.0%
110.0%
105.0%
100.0%
95.0%
90.0%
85.0%
2007
2008
2009
2010
2011
2012
2013
2014
July 2015

Source: Bureau of Labor Statistics as of July 31, 2015.

Houston Market: Growth Drivers

The Port of Houston, TMC, and construction drive economic growth and stability

Port of Houston

- The Port of Houston is the U.S.'s largest port in foreign tonnage and second largest in total tonnage supporting over one million jobs
- Expansion of Panama Canal over 90% completed and expected to be finished in 2015

Port of Houston Total Tonnage

(in millions of short tons)



31.3
33.5
35.1
35.9
37.6
2010
2011
2012
2013
2014

Source: PHA Market Development, PHA Accounting.

Texas Medical Center

- TMC is the world's largest medical complex, with 7.2 million patient visits annually and an estimated annual economic impact of $15B

Number of Employees

(in thousands)



53
76
88
106
Google
Apple
Exxon
TMC

Source: Texas Medical Center.

Construction

- Construction permitting in the city of Houston totaled $8.3 billion for the 12 months ending June 2015, a 10.2% increase from the $7.6 billion issued in the preceding 12 months

Building Permits

($ in billions)



$3.2
$3.7
$4.9
$6.1
$8.7
2010
2011
2012
2013
2014

Source: Greater Houston Partnership via the City of Houston.

AllegianceBancshares, Inc.

Houston MSA Banking Landscape

Houston Market Share Analysis

Rank	Bank	2015 Total Deposits in Houston MSA ($000)	2015 Houston MSA Deposit Market Share
1	JPMorgan Chase & Co. (NY)	$ 84,388,079	40.9%
2	Wells Fargo & Co. (CA)	25,158,379	12.2%
3	Bank of America Corp. (NC)	19,070,913	9.2%
4	BBVA	13,470,165	6.5%
5	Zions Bancorp. (UT)	9,851,378	4.8%
6	Prosperity Bancshares Inc. (TX)	4,694,516	2.3%
7	Cullen/Frost Bankers Inc. (TX)	4,074,856	2.0%
8	Capital One Financial Corp. (VA)	3,960,214	1.9%
9	Comerica Inc. (TX)	3,621,301	1.8%
10	Woodforest Financial Grp Inc. (TX)	3,079,743	1.5%
11	Cadence Bancorp LLC (TX)	2,533,903	1.2%
12	Texas Capital Bancshares Inc. (TX)	2,169,138	1.1%
13	Regions Financial Corp. (AL)	2,015,075	1.0%
14	Green Bancorp Inc. (TX)	1,995,462	1.0%
15	***Allegiance Bancshares Inc. (TX)***	***1,610,318***	***0.8%***
16	BOK Financial Corp. (OK)	1,545,336	0.8%
17	IBERIABANK Corp. (LA)	1,438,275	0.7%
18	Moody Bancshares Inc. (TX)	1,420,645	0.7%
19	CBFH Inc. (TX)	1,363,283	0.7%
20	Independent Bk Group Inc. (TX)	1,141,698	0.6%
21	East West Bancorp Inc. (CA)	1,050,697	0.5%
22	BB&T Corp. (NC)	980,479	0.5%
23	Industry Bancshares Inc. (TX)	955,469	0.5%
24	Post Oak Bancshares Inc. (TX)	926,854	0.5%
25	Texas Independent Bcshs Inc. (TX)	805,201	0.4%
	Non-Top 25 Banks in Houston MSA	**$ 13,106,018**	**6.3%**
	Houston MSA Total Deposits	**$ 206,427,395**	**100.0%**

Number of Banks Operating in Houston



Houston Based
22.6%
Non-Houston Based
77.4%

Source: SNL Financial. Deposit data as of June 30, 2015.
Note: Number of banks operating in the Houston, TX MSA as of December 8, 2015.